UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21496

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
               (Exact name of registrant as specified in charter)

                             120 East Liberty Drive
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios, LP
                             120 East Liberty Drive
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                 ANNUAL REPORT

                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2008

                                    (GRAPHIC)

                              MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                                   INCOME FUND

Macquarie Capital Investment
Management LLC is a member of the
Macquarie Group

                     (FOUR CORNERS CAPITAL MANAGEMENT LOGO)

TABLE OF CONTENTS

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                                 ANNUAL REPORT
                                NOVEMBER 30, 2008

Shareholder Letter. .......................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities. ......................................   12
Statement of Operations ...................................................   13
Statements of Changes in Net Assets .......................................   14
Statement of Cash Flows ...................................................   15
Financial Highlights ......................................................   16
Notes to Financial Statements .............................................   17
Report of Independent Registered Public Accounting Firm. ..................   23
Additional Information ....................................................   24
Board of Trustees and Officers. ...........................................   26
Privacy Policy ............................................................   30

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

     This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("Macquarie" or "MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

     Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund" or "MFD") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of First Trust and/or MCIM and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

     There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

     Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

     This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

     By reading the portfolio commentary by Jon Fitch and Justin Lannen, Co-Portfolio Managers of the Core Component of the Fund, and Michael P. McAdams and Robert I. Bernstein, Co-Portfolio Managers of the Senior Loan Component of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

     It is important to keep in mind that the opinions expressed by MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, this report and other regulatory filings.

     MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

SHAREHOLDER LETTER

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                                 ANNUAL REPORT
                                NOVEMBER 30, 2008

Dear Shareholders:

The year ended November 30, 2008 has been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date reports about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND "AT A GLANCE" (UNAUDITED)
AS OF NOVEMBER 30, 2008

FUND STATISTICS

Symbol on New York Stock Exchange                                      MFD
Common Share Price                                                   $8.60
Common Share Net Asset Value                                        $11.43
Premium (Discount) to NAV                                           -24.76%
Net Assets Applicable to Common Shares                        $103,779,909
Current Quarterly Distribution per Common Share (1)                 $0.425
Current Annualized Distribution per Common Share                   $1.7000
Current Distribution Rate on Closing Common Share Price (2)          19.77%
Current Distribution Rate on NAV (2)                                 14.87%

PERFORMANCE

                                                        Average Annual
                                                         Total Return
                                       Year Ended   Inception (3/25/2004)
                                       11/30/2008       to 11/30/2008
                                       ----------   ---------------------
Fund Performance
NAV (3)                                  -48.98%            2.26%
Market Value (4)                         -59.56%           -4.68%
Index Performance
S&P 500 Utilities Total Return Index     -27.26%            8.57%

                                % OF TOTAL
TOP 10 HOLDINGS                INVESTMENTS
---------------                -----------
Severn Trent plc                   5.4%
SP AusNet                          5.3
United Utilities plc               5.3
Spark Infrastructure Group         5.2
Red Electrica de Espana            4.5
Northland Power Income Fund        4.3
Terna SPA                          3.7
Pembina Pipeline Income Fund       3.6
Snam Rete Gas SPA                  3.5
Enagas SA                          3.4
                                  ----
   Total                          44.2%
                                  ====

                                 % OF TOTAL
INDUSTRY CLASSIFICATION(5)      INVESTMENTS
--------------------------      -----------
Gas Utilities                       24.9%
Electric Utilities                  17.9
Transportation Infrastructure       11.6
Multi-Utilities                     10.5
Water Utilities                      8.4
Power Generation                     4.3
Diversified Consumer Services        2.4
Energy Equipment & Services          1.9
                                    ----
   Total                            81.9%
                                    ====

                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

           Market    NAV
           ------   -----
11/30/07    23.78   25.03
12/7/07     25.44   25.06
12/14/07    23.67   24.62
12/21/07    23.31   24.44
12/28/07    24.15   24.78
1/4/08      24.62   24.26
1/11/08      25.2   24.15
1/18/08     25.26   23.26
1/25/08     24.04   23.13
2/1/08      26.18    23.8
2/8/08      23.57   22.89
2/15/08      22.9   23.01
2/22/08     22.85   22.72
2/29/08     23.45   22.71
3/7/08      22.23   21.37
3/14/08     21.19   21.68
3/20/08     21.15   21.18
3/28/08     20.78   21.97
4/4/08      22.13   22.81
4/11/08      21.5   22.25
4/18/08     22.42   23.01
4/25/08     23.97   23.17
5/2/08      23.93   23.35
5/9/08       23.6   23.45
5/16/08     24.37    23.7
5/23/08        24   22.94
5/30/08     23.94   22.91
6/6/08      23.96   22.63
6/13/08      22.9   21.75
6/20/08     22.03   21.22
6/27/08     20.63   20.82
7/3/08      20.41   20.81
7/11/08     18.68   20.66
7/18/08     18.73   20.74
7/25/08     19.62    21.1
8/1/08      19.35    20.9
8/8/08      19.36   20.65
8/15/08      18.8   20.27
8/22/08     17.48   19.63
8/29/08     17.31   19.61
9/5/08      17.06   18.29
9/12/08     15.42   18.37
9/19/08        14   18.15
9/26/08      14.5   17.73
10/3/08     13.02   16.27
10/10/08     7.92   12.05
10/17/08    10.96   13.44
10/24/08     9.86   12.49
10/31/08    11.21   13.67
11/7/08      10.8    13.6
11/14/08       10    12.7
11/21/08     7.57   11.12
11/30/08      8.6   11.42

                                 % OF TOTAL
COUNTRY                         INVESTMENTS
-------                         -----------
United States(6)                    29.3%
Australia                           15.5
United Kingdom                      13.7
Canada                              12.5
Spain                                9.2
Italy                                8.8
Japan                                3.7
France                               2.6
New Zealand                          2.2
Germany                              1.5
Switzerland                          1.0
                                   -----
   Total                           100.0%
                                   =====

(1) Most recent distribution paid or of record through 11/30/08. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or of record through the year ended 11/30/08 and then dividing by Common Share price or NAV, as applicable, as of 11/30/08.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) Represents the industry classification breakdown for the Core Component of the Fund's portfolio, which includes Common Stock, Master Limited Partnerships and Canadian Income Trust securities. It excludes the Senior Loan Component of the Fund's portfolio, which industry classification is disclosed in the Portfolio of Investments and makes up the remaining 18.1% of the Fund's portfolio.

(6) The percentage of United States securities includes 18.1% in Senior Floating-Rate Term Loan interests.

                        PORTFOLIO COMMENTARY (UNAUDITED)

                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the Sub-Advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners are part of Macquarie Funds Group and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("MGL"). Macquarie Group includes MGL, its worldwide affiliates and subsidiaries, and the funds that they manage.

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliate Macquarie Capital Investment Management (Australia) Ltd. ("MCIMAL") manage approximately $1.6 billion of assets (as of November 30, 2008) in its Global Listed Infrastructure Strategy, which includes the Fund.

The Fund's Senior Loan Component is managed by Four Corners, which was founded in 2001 and became a wholly-owned, indirect subsidiary of Macquarie Group in 2008. Four Corners manages approximately $3.2 billion of assets (as of November 30, 2008), with an emphasis on Senior Loans.

Macquarie Group is a global provider of banking, financial, advisory, investment and funds management services. Macquarie Group acts on behalf of institutional, corporate and retail clients and counterparties around the world.

Macquarie Funds Group, with over $49 billion in funds under management (as of November 30, 2008), is the global asset management business of Macquarie Group. Macquarie Funds Group offers a diverse range of products including managed funds, funds-based structured products, hedge funds and fund of funds.

                          PORTFOLIO MANAGER BIOGRAPHIES

JON FITCH
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
CHIEF INVESTMENT OFFICER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Fitch has been active in the analysis of infrastructure and utilities stocks since 1997 and has over 19 years of business experience encompassing business management, equity analysis, strategic consulting and banking. In addition to MFD, Mr. Fitch is also the portfolio manager for 13 additional infrastructure funds: another U.S. closed-end fund and 12 global infrastructure funds with similar strategies. From 1997 to 2000, Mr. Fitch led the equity research coverage of the infrastructure and utilities sector in Australia for Macquarie Securities Limited ("MSL"), a wholly-owned subsidiary of Macquarie Group. From 2001 to 2003, Mr. Fitch was located in Hong Kong, where he was responsible for establishing a Hong Kong-based equity research team and research coverage for a number of Asian infrastructure and utility companies. Mr. Fitch returned to Australia in mid-2003, where he was responsible for coverage of Australian utilities and energy stocks for MSL. In February 2004, Mr. Fitch was named Chief Investment Officer for MCIM. Mr. Fitch has a Bachelor of Commerce in Marketing from the University of NSW Sydney, a Masters of Business in Accounting and Finance from the University of Technology Sydney and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. Mr. Fitch is also a Fellow of the Financial Services Institute of Australasia.

JUSTIN LANNEN, CFA
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Lannen joined the MCIM investment team in 2007 as a portfolio manager. In addition to MFD, Mr. Lannen is also the portfolio manager for 7 additional infrastructure funds: another U.S. closed-end fund and 6 global infrastructure funds with similar strategies. Mr. Lannen has 12 years of experience in funds management as an analyst and portfolio manager. Prior to joining MCIM, Mr. Lannen was the portfolio manager for the $A1.4 billion Colonial First State Industrial Share Fund. Mr. Lannen was at Colonial First State for 10 years, which included seven years in the Australian Equities team. Mr. Lannen had specific analyst responsibility for a number of industrial sectors, including infrastructure and utilities, which he covered from 2000 until his departure in 2007. Prior to this, Mr. Lannen was a Japanese equities analyst and later a New Zealand equities analyst. Mr. Lannen has a Bachelor of Engineering (Chemical) from the University of Melbourne and a Bachelor of Commerce from the University of Melbourne. Mr. Lannen has earned the Chartered Financial Analyst designation.

MICHAEL P. MCADAMS
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
GENERAL MANAGER, NON-INVESTMENT GRADE PRODUCTS, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. McAdams is responsible for overseeing the distribution activities of Four Corners. He has more than 29 years of experience in investment management and banking, all of which have been spent in leveraged finance. Prior to founding Four Corners, Mr. McAdams was with ING Capital Advisors, LLC ("ICA") from 1995 to 2001. Mr. McAdams was a Founder of ICA and held the titles of President, Chief Executive Officer and Chief Investment Officer. Under his leadership, ICA completed over one dozen structured transactions and had over $7 billion in assets under management. Prior to ICA, Mr. McAdams was founding portfolio manager of the first retail senior secured floating rate loan fund, the Pilgrim Prime Rate Trust (NYSE:PPR), which he managed from its inception in 1988 through 1995. Mr. McAdams was previously employed by National Bank of Canada, where he was a member of one of the first teams to manage a non-originated U.S. corporate loan portfolio. Mr. McAdams began his banking career at Manufacturers Hanover Trust Company in New York. He received an MBA in Finance/Accounting from the University of California Los Angeles and dual BAs in Finance/Accounting and Eastern European Studies from California State University at Fullerton. Mr. McAdams has been an active member of the Loan Syndication and Trading Association and was its Chairman in 2001, Vice Chairman in 2002 and has been a Board Member and/or served on committees reporting to the Board since 1998. Mr. McAdams received the 2006 Credit Investment News Outstanding Contribution Award in the U.S. Loan Market.

ROBERT I. BERNSTEIN, CFA
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
CHIEF INVESTMENT OFFICER, NON-INVESTMENT GRADE CREDIT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Bernstein is responsible for managing Four Corners' investment activities and has over 17 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Mr. Bernstein was most recently a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior secured loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields. The Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

Under normal market conditions, MFD seeks to invest more than 50% of the Fund's total assets outside the United States. These investments focus on developed economies. MCIM believes that international diversity has two major benefits for investors:

     1. This diversity offers investors exposure to the fundamentals of different economies, thereby affording an alternative to U.S.-domiciled investments; and

     2. By investing in carefully selected developed economies, MFD is expected to provide investors with exposure to a much broader range of infrastructure/utility businesses.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The performance of the Fund for the fiscal year ended November 30, 2008 ("Period") was set against the backdrop of volatile world equity markets, significant credit market stress, a volatile oil price and the growing prospect of significantly weaker economies globally. Equity market volatility intensified towards the end of the Period amidst heightened dislocation in the global financial system, including significant write-downs by financial institutions and a sharp reduction in credit market liquidity.

As the Period progressed, the global economic outlook deteriorated and markets began to price a sharp economic slowdown. Oil and other commodity prices fell sharply on expectations of significantly lower demand. In addition to financial sector support packages, governments announced fiscal stimulus programs in an effort to restore confidence and assist economic growth.

PERFORMANCE ANALYSIS

We believe that the Fund experienced negative performance during the Period for four main reasons:

     1. The large decline in global equity markets due to credit market dislocation, financial sector concerns and the global economic slowdown. The global infrastructure sector was not immune from the resulting weakness and historically high volatility in global equity markets, and as a result, a significant disconnect developed for the Fund's holdings between their share price performance and their generally sound operational performance.

     2. Transportation infrastructure holdings were negatively affected by the spike in oil prices in the first six months of the Period, and concerns about the impact of slower economic growth in the Period's second half.

     3. The rebound of the U.S. Dollar had a negative impact on performance because the Fund is not currency hedged and has a majority of its investments outside the U.S.

     4. The Fund's Senior Secured Loans fell in value as credit market conditions deteriorated markedly.

We look at these reasons in further detail below.

DISCONNECTION BETWEEN OPERATIONAL AND SHARE PRICE PERFORMANCE

One of the market's key and persistent concerns over the Period was the deterioration in the pricing and availability of corporate debt. These concerns intensified following the collapse of Lehman Brothers in September 2008, after which credit market liquidity reduced significantly and credit spreads widened sharply. Credit market issues throughout 2008 led stocks with above-average levels of debt, including those in the infrastructure sector, to underperform despite typically sound operational performance. This particularly affected some of the Australian stocks held by the Fund with more complex capital structures and the Fund's portfolio of Senior Secured Loans (discussed below).

Notwithstanding the credit-related concerns and the significant macroeconomic headwinds, we believe that the operational performance of the underlying infrastructure assets of MFD's holdings was generally sound and in line with our expectations.

Recent examples of Fund holdings meeting or exceeding our expectations during fiscal year 2008 include:

     - Enbridge Inc., a Canadian oil and gas pipeline infrastructure company, announced 2009 earnings guidance ahead of our expectations and that of market consensus, as well as a 12% increase in its declared dividend, reflecting continued strong performance from the company's operations.(1)

     - British water utility Severn Trent Plc reported first half growth in revenues and net profit after tax, driven by higher regulated tariffs, in line with our expectations.(2)

Despite this, MFD's performance was negative during the Period in part because listed infrastructure securities were unable to decouple from the sell-off in the broad equity markets resulting from the credit market dislocation and the economic slowdown.

----------
(1)  Source: Enbridge Inc.

(2)  Source: Severn Trent Plc

TRANSPORTATION INFRASTRUCTURE

The share prices of "user demand" assets (e.g., airports, railways, seaports and tollroads) were negatively affected by the sharply higher oil price early in the Period and by heightened economic growth concerns towards the end of 2008, as investors reacted to the potential impact of these macroeconomic variables on underlying usage levels.

As the economic outlook weakened, we tilted the Fund's portfolio away from user demand assets and toward the "regulated/contracted" sectors, such as Electric, Gas, Water, and Multi Utilities, because companies in these sectors generally have assets with lower sensitivity to the economic cycle.

CURRENCY

As the Fund is not hedged for currency, an overlying contributor to the Fund's negative return was the rebound of the U.S. Dollar during the fiscal year ended November 30, 2008. Currencies have the potential for short-term volatility. However, investors in a global equity portfolio may benefit over time from the diversification to their overall portfolio provided by foreign currency exposure.

While the Fund benefited from relative weakness in the U.S. Dollar during the first half of the Period (as indeed it did in previous years), currency movements in the second half ultimately meant that currency was a net detractor from the return for the fiscal year. For example, against the U.S. Dollar over the Period, the Australian Dollar depreciated by 26%, the Canadian Dollar by 19%, and the Euro by 13%.(3) These three currencies represented approximately 51% of the globally diversified Fund portfolio's security positions at November 30, 2008.

SENIOR LOAN COMPONENT

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost from which to pay dividends. As floating-rate debt instruments whose interest rates are set at a credit spread (the risk premium) over short-term interest rates, senior loans provide income that tends to rise and fall as short-term rates fluctuate, with an approximately 60- to 90-day lag.

As a result of the credit market dislocation that began in July 2007 and the ensuing global financial crisis, loan prices have declined dramatically. This decline has corresponded with a decline in the Fund's net asset value ("NAV") and a resulting increase in the Fund's leverage. In order to stay within the Fund's investment guidelines and leverage covenants, the Fund has reduced the Senior Loan Component by selling Senior Secured Loans at a discount, using the proceeds to reduce the Fund's leverage. This has impacted the Fund's ability to generate interest income from the Senior Loan Component.

While the original supply/demand relationship in the Senior Secured Loan market was disrupted in reaction to the sub-prime crisis, it has only worsened in 2008 from a combination of weak economic data and earnings, a spike in ratings downgrades, rising default rates, and a surge of supply from forced liquidations. In November 2008, the S&P/LSTA Leveraged Loan Index declined -8.5%, bringing Index returns year-to-date to an unprecedented -27.0%.

From a fundamental point of view, the assets underlying the Senior Loan Component have largely performed well. There has been one default in the Senior Loan Component versus 49 defaults in the broad market (represented by the S&P/LSTA Leveraged Loan Index) year-to-date. The Fund's Senior Secured Loans assets have outperformed this Index by 4.1% in the 12 months ended November 30, 2008. At the end of the Fund's fiscal year, the leverage as a percentage of managed assets (net assets plus leverage) was 27.26%.

PERFORMANCE RELATIVE TO THE BENCHMARK

The S&P 500 Utilities Index ("Index") is a broad barometer of the performance of utility stocks (not including infrastructure) solely in the U.S. By comparison, the Fund is not managed towards any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and Senior Secured Loans.

The Fund underperformed the Index due to its large underweight position in utilities, and holdings in transportation infrastructure and Senior Secured Loans (which are not in the Index). The utility stocks performed better than the wider equity markets, benefiting from higher energy prices, which flowed through into higher electricity prices. The sector also benefited from rotation by broad equity market investors into the liquid and traditionally defensive large capitalization utilities toward the end of 2008 in response to concerns over an economic slowdown.

----------
(3)  Source: Bloomberg

However, since the Fund is focused on relatively non-competitive and non-commodity-sensitive types of infrastructure securities, the Fund lagged behind the Index through the Period.

PORTFOLIO COMPOSITION

As of November 30, 2008, the Fund held positions in 33 global infrastructure stocks representing 11 countries and 8 infrastructure sectors.

The largest reduction in country allocation during the Period was the exposure to Australia, due to adjustments in portfolio tilts, some underperformance by Australian holdings with more complex capital structures and the impact of the weaker Australian Dollar (later in 2008). The largest regional increase was in North America due to an increase in Gas Utilities ("Pipelines") investments.

U.S.-listed Master Limited Partnerships ("MLPs") that own pipeline and associated energy infrastructure assets are the Fund's primary investment vehicle in the Pipelines sector. Most of the Fund's U.S. Pipelines holdings outperformed both the broader infrastructure sector and the Pipelines sector over the Period, despite a sharp sell-off in November due to liquidity-related selling in the sector.

The Pipelines sector's investment fundamentals remain sound, in our opinion. They are typically conservatively managed and generate very predictable cash flows. Company announcements through 2008, including as recently as November, continued to suggest a favorable outlook. We continue to believe that the Pipelines stocks within the Fund's portfolio have limited exposure to volume risk and commodity price risk and offer relatively predictable and defensive cash flows, attractive yields and good growth prospects, despite some capital expansion programs being reviewed as a function of tighter equity and debt capital market conditions.

MARKET AND FUND OUTLOOK

Further volatility can be expected in the near to medium term as macroeconomic developments unfold, and companies across the broad equity markets downgrade their guidance and/or report earnings that reflect the impact of the slowdown in economic growth.

In this difficult economic and credit environment, where risk remains elevated, it is particularly important to hold high quality stocks that are well positioned in their respective businesses. The volatility and equity market weakness has provided the opportunity to position the Fund in quality listed infrastructure companies at what we believe are attractive prices. While we have tilted the Fund in recent months toward the more defensive names in the regulated/contracted sectors (e.g., Electric, Gas, Water, and Multi Utilities), the Fund also retains exposure to quality user demand infrastructure assets that we believe are well placed to perform when markets normalize.

The long-term prospects for infrastructure remain sound, with the United States, China, and other developed countries expected to include the private sector in implementing recently announced infrastructure spending packages. Given the additional demands on governments' finances as a result of the economic downturn, the emerging trend of governments selling and leasing infrastructure assets to private operators may accelerate. It is possible that these spending packages will create opportunities for companies in the listed infrastructure sector.

We expect that the listed infrastructure sector will continue to grow in tandem with the unlisted sector, where significant funds have already been raised and where investors are seeking suitable investment opportunities. We believe that, given the prices prevailing at the end of November 2008, many listed infrastructure stocks were trading at a discount to both our valuations and the valuations of comparable assets in the unlisted markets (based on recent transaction data).

We believe the pricing of global listed infrastructure securities should revert more closely, over time, to reflect the fundamentals of their respective underlying infrastructure assets. It is our view that owning high quality listed infrastructure securities at a time of significant listed equity market distress may ultimately reward investors.

We continue to hold the view that MFD provides U.S. investors with an attractive vehicle to access infrastructure securities in developed markets globally.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) (j)
NOVEMBER 30, 2008

   SHARES                            DESCRIPTION                             VALUE
------------   -------------------------------------------------------   -------------
COMMON STOCKS - 82.6%
               AUSTRALIA - 20.6%
     508,415   Challenger Infrastructure Fund, Class A ...............   $     550,139
   8,118,872   Envestra Ltd. .........................................       2,688,792
  10,886,866   SP AusNet .............................................       7,353,772
   7,855,060   Spark Infrastructure Group ............................       7,160,352
   1,109,697   Transurban Group ......................................       3,616,854
                                                                         -------------
                                                                            21,369,909
                                                                         -------------
               CANADA - 3.5%
      88,020   Enbridge, Inc. ........................................       2,599,010
      38,200   TransCanada Corp. .....................................       1,006,592
                                                                         -------------
                                                                             3,605,602
                                                                         -------------
               FRANCE - 3.4%
      34,232   Aeroports de Paris ....................................       1,940,606
      27,600   Electricte de France ..................................       1,597,075
                                                                         -------------
                                                                             3,537,681
                                                                         -------------
               GERMANY - 2.0%
      70,624   Hamburger Hafen Und Logistik AG .......................       2,100,532
                                                                         -------------
               ITALY - 11.7%
     341,200   Enel SPA ..............................................       2,127,379
     927,300   Snam Rete Gas SPA .....................................       4,845,089
   1,731,000   Terna SPA .............................................       5,124,230
                                                                         -------------
                                                                            12,096,698
                                                                         -------------
               JAPAN - 4.9%
         293   East Japan Railway Co. ................................       2,253,374
     639,155   Tokyo Gas Co. Ltd. ....................................       2,875,763
                                                                         -------------
                                                                             5,129,137
                                                                         -------------
               NEW ZEALAND - 2.9%
   3,216,299   Auckland International Airport, Ltd. ..................       3,005,670
                                                                         -------------
               SPAIN - 12.1%
     218,352   Cintra Concesiones de Infraestructuras de
                  Transporte SA ......................................       1,733,856
     250,861   Enagas SA .............................................       4,640,557
     141,000   Red Electrica Corp. SA ................................       6,230,520
                                                                         -------------
                                                                            12,604,933
                                                                         -------------
               SWITZERLAND - 1.3%
       5,953   Flughafen Zuerich AG ..................................       1,348,496
                                                                         -------------
               UNITED KINGDOM - 18.1%
     583,329   Pennon Group plc ......................................       4,072,949
     425,899   Severn Trent plc ......................................       7,480,192
     776,195   United Utilities plc ..................................       7,234,081
                                                                         -------------
                                                                            18,787,222
                                                                         -------------

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (A) (J) - (CONTINUED)
NOVEMBER 30, 2008

   SHARES                            DESCRIPTION                             VALUE
------------   -------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)
               UNITED STATES - 2.1%
      38,630   Exelon Corp. ..........................................   $   2,171,392

                                                                         -------------
               TOTAL COMMON STOCKS
                  (Cost $118,354,032) ................................      85,757,272
                                                                         -------------
MASTER LIMITED PARTNERSHIPS - 12.7%
               UNITED STATES - 12.7%
      62,113   Amerigas Partners, L.P. ...............................       1,665,250
      89,700   Enbridge Energy Partners, L.P. ........................       2,534,025
      73,700   Energy Transfer Partners, L.P. ........................       2,441,681
      80,050   Enterprise Products Partners, L.P. ....................       1,710,669
      34,100   Kinder Morgan Energy Partners, L.P. ...................       1,653,509
     106,831   Magellan Midstream Partners, L.P. .....................       3,207,067
                                                                         -------------
               TOTAL MASTER LIMITED PARTNERSHIPS
                  (Cost $14,459,327) .................................      13,212,201
                                                                         -------------
CANADIAN INCOME TRUSTS - 13.2%
     395,560   Consumers' Waterheater Income Fund ....................       2,790,800
     692,967   Northland Power Income Fund ...........................       5,866,919
     415,049   Pembina Pipeline Income Fund ..........................       4,973,092
                                                                         -------------
               TOTAL CANADIAN INCOME TRUSTS
                  (Cost $13,217,085) .................................      13,630,811
                                                                         -------------

                                                           RATINGS (b)
  PRINCIPAL                                                MOODY'S S&P                   STATED
    VALUE                     DESCRIPTION                  (UNAUDITED)     COUPON     MATURITY (c)       VALUE
------------   -----------------------------------------   -----------   ----------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (D) - 24.0%
               CABLE & SATELLITE - 0.7%
 $ 1,000,000   UPC Distribution Holding B.V ............   Ba3    B+        4.60%       12/31/14          706,000
                                                                                                     ------------
               ELECTRIC UTILITIES - 3.4%
   1,719,251   Astoria Generating Co.
                  Acquisitions, LLC. ...................   B1     BB-    3.71%-4.96%    02/23/13        1,346,174
     959,794   Covanta Energy Corp. (h) ................   Ba2    BB     3.75%-5.55%    02/09/14          774,235
   1,677,330   NRG Energy, Inc. (i) ....................   Ba1    BB        4.30%       02/01/13        1,390,506
                                                                                                     ------------
                                                                                                        3,510,915
                                                                                                     ------------
               ENVIRONMENTAL & FACILITIES SERVICES - 2.3%
   2,040,639   EnergySolutions, LLC (h) ................   Ba2    NR(e)  3.65%-5.47%    06/07/13        1,428,449
   1,505,417   EnviroSolutions Real Property
                  Holdings, Inc. .......................   Caa1    B-      12.04%       07/07/12          978,521
                                                                                                     ------------
                                                                                                        2,406,970
                                                                                                     ------------
               GAS UTILITIES - 1.0%
   1,357,255   Atlas Pipeline Partners, L.P. ...........   Ba2    BB-       3.94%       07/27/14        1,034,907
                                                                                                     ------------

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) (j) - (CONTINUED)
NOVEMBER 30, 2008

                                                           RATINGS (b)
  PRINCIPAL                                                MOODY'S S&P                   STATED
    VALUE                     DESCRIPTION                  (UNAUDITED)     COUPON     MATURITY (c)       VALUE
------------   -----------------------------------------   -----------   ----------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)
               HEALTH CARE FACILITIES - 2.6%
$  1,821,909   Health Management Associates, Inc,........    B1    BB-       5.51%      02/28/14     $  1,219,161
     964,965   Lifepoint Hospitals, Inc. ................    Ba1   BB        3.82%      04/15/12          796,096
     896,578   Select Medical Corp. .....................    Ba2   BB-   3.40%-5.00%    02/24/12          666,455
                                                                                                     ------------
                                                                                                        2,681,712
                                                                                                     ------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 3.4%
   1,122,960   Bicent Power, LLC ........................    Ba3   BB-       5.77%      06/30/14          797,302
     947,291   Coleto Creek Power, L.P. (h) .............    B1    BB-       6.51%      06/28/13          659,946
   1,000,000   Dynegy Holdings, Inc. (i) ................    Ba1   BB-       2.94%      04/12/13          737,083
   2,000,000   Longview Power, LLC (h) ..................    Ba3   BB    5.13%-6.06%    02/28/14        1,313,334
                                                                                                     ------------
                                                                                                        3,507,665
                                                                                                     ------------
               MANAGED HEALTH CARE - 3.6%
   2,968,533   IASIS Healthcare Corp. (h)................    Ba2   B+    3.30%-5.12%    03/15/14        2,207,846
   1,930,788   Vanguard Health Systems, Inc. ............    Ba3   B+    3.69%-6.01%    09/23/11        1,576,006
                                                                                                     ------------
                                                                                                        3,783,852
                                                                                                     ------------
               MULTI-UTILITIES - 1.2%
   2,000,000   KGEN, LLC (i) ............................    Ba3   BB        5.56%      02/08/14        1,280,000
                                                                                                     ------------
               OIL & GAS EQUIPMENT & SERVICES - 1.1%
   1,604,977   Targa Resources, Inc. (h) ................    Ba3   B+    5.76%-5.98%    10/31/12        1,144,883
                                                                                                     ------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.9%
   2,205,937   SemCrude, L.P. (f) .......................    NR    NR        0.00%      03/16/11          882,375
                                                                                                     ------------
               OIL & GAS REFINING, MARKETING
                  & TRANSPORTATION - 0.4%
     500,000   Energy Transfer Equity, L.P. .............    Ba2   NR        4.14%      02/08/12          406,500
                                                                                                     ------------
               PUBLISHING - 0.7%
     972,500   Quebecor Media, Inc. .....................    B1    B         6.75%      01/17/13          778,000
                                                                                                     ------------
               WIRELESS TELECOMMUNICATION SERVICES - 2.7%
   1,462,500   Crown Castle Operating Co. ...............    Ba3   BB        5.38%      03/06/14        1,050,806
   2,073,750   Windstream Corp. .........................    Baa3  BBB       6.05%      07/17/13        1,717,756
                                                                                                     ------------
                                                                                                        2,768,562
                                                                                                     ------------
               TOTAL SENIOR FLOATING-RATE TERM LOAN INTERESTS
                  (Cost $34,555,418) ...........................................................       24,892,341
                                                                                                     ------------
               TOTAL INVESTMENTS - 132.5%
                  (Cost $180,585,862) (g) ......................................................      137,492,625
               LOAN OUTSTANDING - (37.5)% ...............                                             (38,900,000)
               NET OTHER ASSETS AND LIABILITIES - 5.0% ..                                               5,187,284
                                                                                                     ------------
               NET ASSETS - 100.0% ......................                                            $103,779,909
                                                                                                     ============

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) (j) - (CONTINUED)
NOVEMBER 30, 2008

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate.

(e) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

(f)  The issuer is in default. Income is not being accrued.

(g) Aggregate cost for federal income tax purposes is $178,055,402. As of November 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,802,053 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $44,364,830.

(h) A portion of this loan interest is a letter of credit which is backed by the same underlying collateral as the term loan interest.

(i) All of this loan interest is a letter of credit which is backed by the same underlying collateral as the term loan interest.

(j) All or a portion of the securities are available to serve as collateral on loan outstanding.

     NR Not Rated

SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2008 is as follows (See Note 2A-Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                             INVESTMENTS
----------------                            ------------
Level 1 - Quoted Prices                     $112,600,284
Level 2 - Significant Observable Inputs       24,892,341
Level 3 - Significant Unobservable Inputs             --
                                            ------------
TOTAL                                       $137,492,625
                                            ============

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2008

ASSETS:
Investments, at value
   (Cost $180,585,862) .........................................   $ 137,492,625
Cash ...........................................................       8,000,032
Prepaid expenses ...............................................          10,369
Receivables:
      Dividends ................................................       1,239,080
      Investment securities sold ...............................       2,047,586
      Interest .................................................         236,536
                                                                   -------------
         Total Assets ..........................................     149,026,228
                                                                   -------------
LIABILITIES:
Payables:
      Outstanding loan .........................................      38,900,000
      Capital gain distributions ...............................       3,858,134
      Investment securities purchased ..........................       1,652,761
      Investment advisory fees .................................         476,245
      Interest and fees on outstanding loan ....................         199,178
      Audit and tax fees .......................................          61,200
      Printing fees ............................................          29,951
      Legal fees ...............................................          25,181
      Custodian fees ...........................................          18,801
      Administrative fees ......................................          12,087
      Trustees' fees and expenses ..............................           7,379
      Transfer agent fees ......................................           2,747
      Accrued expenses and other liabilities ...................           2,655
                                                                   -------------
         Total Liabilities .....................................      45,246,319
                                                                   -------------
NET ASSETS .....................................................   $ 103,779,909
                                                                   =============
NET ASSETS CONSIST OF:
Paid-in capital ................................................   $ 172,581,660
Par value ......................................................          90,780
Accumulated net investment income (loss) .......................      (1,332,247)
Accumulated net realized gain (loss) on investments sold
   and foreign currency transactions ...........................     (24,488,019)
Net unrealized appreciation (depreciation) on
   investments and foreign currency translation ................     (43,072,265)
                                                                   -------------
NET ASSETS .....................................................   $ 103,779,909
                                                                   =============
NET ASSET VALUE, per Common Share (par value $0.01 per
   Common Share) ...............................................   $       11.43
                                                                   =============
Number of Common Shares outstanding (unlimited number of
   Common Shares has been authorized) ..........................       9,077,963
                                                                   =============

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2008

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $716,289) .........   $  14,136,567
Interest .......................................................       4,631,675
Other ..........................................................         169,437
                                                                   -------------
      Total investment income ..................................      18,937,679
                                                                   -------------
EXPENSES:
Interest and fees on outstanding loan ..........................       3,583,425
Investment advisory fees .......................................       2,621,539
Administration fees ............................................         245,595
Custodian fees .................................................         127,689
Printing fees ..................................................          80,209
Audit and tax fees .............................................          65,865
Legal fees .....................................................          65,747
Trustees' fees and expenses ....................................          36,298
Transfer agent fees ............................................          35,496
Other ..........................................................          70,659
                                                                   -------------
      Total expenses ...........................................       6,932,522
                                                                   -------------
NET INVESTMENT INCOME                                                 12,005,157
                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments ..............................................     (20,279,161)
      Foreign currency transactions ............................        (916,542)
                                                                   -------------
Net realized gain (loss) .......................................     (21,195,703)
                                                                   -------------
Net increase from payment by the investment sub-advisor
   (See Note 3) ................................................         332,025
                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................     (98,977,222)
      Foreign currency translation .............................         (71,001)
                                                                   -------------
Net change in unrealized appreciation (depreciation) ...........     (99,048,223)
                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ........................    (119,911,901)
                                                                   -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................   $(107,906,744)
                                                                   =============

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED     YEAR ENDED
                                                                11/30/2008     11/30/2007
                                                              -------------   ------------
OPERATIONS:
Net investment income .....................................   $  12,005,157   $ 11,951,569
Net realized gain (loss) ..................................     (21,195,703)    43,007,202
Net change in unrealized appreciation (depreciation) ......     (99,048,223)    (4,695,685)
Net increase from payment by the investment sub-advisor ...         332,025             --
                                                              -------------   ------------
Net increase (decrease) in net assets resulting from
   operations .............................................    (107,906,744)    50,263,086
                                                              -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................................      (8,393,486)   (18,999,991)
Net realized gain .........................................      (6,620,847)   (39,918,352)
Return of capital .........................................        (376,201)            --
                                                              -------------   ------------
Total distributions to shareholders .......................     (15,390,534)   (58,918,343)
                                                              -------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested ....................       1,529,028        824,641
                                                              -------------   ------------
Net increase (decrease) in net assets resulting from
   capital transactions ...................................       1,529,028        824,641
                                                              -------------   ------------
Total increase (decrease) in net assets ...................    (121,768,250)    (7,830,616)
                                                              -------------   ------------
NET ASSETS:
Beginning of period .......................................     225,548,159    233,378,775
                                                              -------------   ------------
End of period .............................................   $ 103,779,909   $225,548,159
                                                              =============   ============
Accumulated net investment income (loss) at end of
   period .................................................   $  (1,332,247)  $ (4,736,564)
                                                              =============   ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares beginning of period .........................       9,010,915      8,980,236
Common Shares issued as reinvestment under the Dividend
   Reinvestment Plan ......................................          67,048         30,679
                                                              -------------   ------------
Common Shares at end of period ............................       9,077,963      9,010,915
                                                              =============   ============

                       See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ...........   $  (107,906,744)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ....................................    (1,752,160,944)
   Sales of investments ........................................     1,850,710,655
   Net amortization/accretion of premiums/discount on
      investments ..............................................          (243,007)
   Net realized gain/loss on investments .......................        20,279,161
   Net change in unrealized appreciation/depreciation on
      investments ..............................................        98,977,222
   Payment from investment sub-advisor (See Note 3) ............          (332,025)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in dividends receivable (a) ........................           997,982
   Decrease in interest receivable .............................           599,194
   Increase in prepaid expenses ................................            (9,288)
   Increase in receivable for investment securities sold .......          (811,366)
   Decrease in payable for investment securities purchased .....        (4,091,491)
   Decrease in interest and fees due on loan ...................          (224,244)
   Decrease in investment advisory fees payable ................          (387,394)
   Increase in audit and tax fees payable ......................            13,865
   Increase in legal fees payable ..............................            12,199
   Decrease in printing fees payable ...........................            (2,201)
   Decrease in transfer agent fees payable .....................              (417)
   Decrease in administrative fees payable .....................           (13,121)
   Decrease in custodian fees payable ..........................            (2,511)
   Decrease in trustees' fees and expenses payable .............            (3,151)
   Decrease in accrued expenses and other liabilities ..........           (15,717)
                                                                   ---------------
CASH PROVIDED BY OPERATING ACTIVITIES ..........................                      105,386,657
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Common Shares reinvested .........................         1,529,028
Distributions to Common Shareholders ...........................       (55,145,227)
Issuances of loan ..............................................         3,000,000
Repayments of loan .............................................       (48,100,000)
                                                                   ---------------
CASH USED FOR FINANCING ACTIVITIES .............................                      (98,716,199)
                                                                                     ------------
Increase in cash ...............................................                        6,670,458
Cash at beginning of period ....................................                        1,329,574
                                                                                     ------------
Cash at end of period ..........................................                     $  8,000,032
                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ..............                     $  3,807,669
                                                                                     ------------
Taxes withheld during period ...................................                          716,289
                                                                                     ------------

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(71,001).

                       See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEAR        YEAR        SIX MONTHS      YEAR        YEAR         PERIOD
                                        ENDED       ENDED          ENDED        ENDED        ENDED         ENDED
                                     11/30/2008   11/30/2007   11/30/2006(a)   5/31/2006   5/31/2005   5/31/2004(b)
                                     ----------   ----------   -------------   ---------   ---------   ------------
Net asset value, beginning of
   period. .......................   $  25.03     $   25.99    $    24.04      $  23.43    $  19.24    $  19.10(c)
                                     --------     ---------    ----------      --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ............       1.33          1.33          0.90          1.61        1.23        0.11
Net realized and unrealized gain
   (loss) ........................     (13.23)         4.25          3.39          1.28        4.65        0.07
                                     --------     ---------    ----------      --------    --------    --------
Total from investment operations .     (11.90)         5.58          4.29          2.89        5.88        0.18
                                     --------     ---------    ----------      --------    --------    --------
DISTRIBUTIONS PAID TO
   SHAREHOLDERS FROM:
Net investment income ............      (0.93)        (2.11)        (0.66)        (1.65)      (1.69)         --
Net realized gain ................      (0.73)        (4.43)        (1.68)        (0.63)         --          --
Return of capital ................      (0.04)           --            --            --          --          --
                                     --------     ---------    ----------      --------    --------    --------
Total distributions ..............      (1.70)        (6.54)        (2.34)        (2.28)      (1.69)         --
                                     --------     ---------    ----------      --------    --------    --------
Common Share offering costs
   charged to paid-in capital ....         --            --            --            --          --       (0.04)
                                     --------     ---------    ----------      --------    --------    --------
Net asset value, end of period ...   $  11.43     $   25.03    $    25.99      $  24.04    $  23.43    $  19.24
                                     ========     =========    ==========      ========    ========    ========
Market value, end of period ......   $   8.60     $   23.78    $    23.93      $  21.04    $  20.87    $  17.70
                                     ========     =========    ==========      ========    ========    ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (d) (e) (i) .............     (48.98)%       21.87%        18.22%        13.50%      32.15%       0.73%
                                     ========     =========    ==========      ========    ========    ========
TOTAL RETURN BASED ON MARKET
   VALUE (e) (f) .................     (59.56)%       25.75%        24.37%        11.52%      27.96%     (11.50)%
                                     ========     =========    ==========      ========    ========    ========
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
   000's) ........................   $103,780     $ 225,548     $ 233,379      $215,861    $210,388    $172,799
Ratio of total expenses to
   average net assets ............       3.72%         3.63%         3.97%(g)      3.59%       2.78%       1.47%(g)
Ratio of total expenses to
   average net assets,
   excluding interest expense and
   fees. .........................       1.80%         1.73%         1.73%(g)      1.79%       1.78%        N/A
Ratio of net investment income to
   average net assets ............       6.44%         4.65%         6.94%(g)      6.73%       5.65%       3.14%(g)
Portfolio turnover rate ..........         23%           53%           14%           60%         43%          0%
DEBT:
Loan outstanding (in 000's) ......   $ 38,900     $  84,000    $   83,500      $ 83,000    $ 75,000          N/A
Asset coverage per $1,000
   of indebtedness (h) ...........   $  3,668     $   3,685    $    3,795      $  3,601    $  3,805          N/A

----------
(a)  The Fund's fiscal year end was changed from May 31 to November 30.

(b) Initial seed date of March 16, 2004. The Fund commenced operations on March 25, 2004.

(c)  Net of sales load of $0.90 per Common Share on initial offering.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(e)  Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(g)  Annualized.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

(i) In 2008, the Fund received reimbursements from the investment sub-advisor in the amount of $332,025. If this reimbursement was not received, the NAV total return for the year ended November 30, 2008 would have been (49.16)%.

N/A  Not applicable.

                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2008

                               1. FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("FAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of December 1, 2007, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described as follows:

     -    Level 1 - quoted prices in active markets for identical securities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2008 is included with the Fund's Portfolio of Investments.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2008

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. REPURCHASE AGREEMENTS:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of November 30, 2008, the Fund had no open repurchase agreements.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Distributions received from the Fund's investments in Master Limited Partnerships ("MLP") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At November 30, 2008, the Fund had no when-issued or delayed-delivery purchase commitments.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2008

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. As of November 30, 2008, the Fund had no unfunded loan commitments.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. Unrealized appreciation of $20,972 from dividends receivable in foreign currencies are included in "Dividends receivable" on the Statement of Assets and Liabilities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. On December 11, 2006, the Fund's Board of Trustees adopted a level distribution plan for the Fund. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the tax year ended November 30, 2008 resulting in book and tax accounting differences have been reclassified at period end to reflect a decrease in accumulated net investment income (loss) of $207,354, an increase in accumulated net realized gain (loss) on investments of $365,953 and a decrease to paid-in capital of $158,599. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 is as follows:

                            NOVEMBER 30, 2008   NOVEMBER 30, 2007
                            -----------------   ------------------
Distributions paid from:
Ordinary Income .........       $8,503,887          $18,999,991
Long-Term Capital Gain ..        6,510,446           39,918,352
Return of Capital .......          376,201                   --

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Net Unrealized Appreciation (Depreciation) ....   $(40,541,805)
Accumulated Capital and Other Losses ..........    (24,492,592)

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes on uncertain tax positions.

POST-OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2008, the Fund intends to elect to defer net realized capital losses of $24,452,289 and foreign currency losses of $40,303 incurred from November 1, 2008 through November 30, 2008.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2008

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken on a tax return, and is effective for the Fund's current fiscal year. As of November 30, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENT

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total assets (including the principal amount of any borrowings) minus the Fund's accrued liabilities (excluding the principal amount of any borrowings or indebtedness incurred).

During the year ended November 30, 2008, one of the Fund's investment sub-advisors, MCIM, reimbursed the Fund for $332,025 in connection with an investment transaction loss.

MCIM and Four Corners serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MCIM invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MCIM is entitled to receive a supplemental fee of 0.60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2008

trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in First Trust Fund Complex and divided among these trusts. Also, effective January 1, 2008, the Lead Independent Trustee and each committee chairman will serve two-year terms. The officers and interested trustee receive no compensation from the trusts for serving in such capacities.

For the year ended November 30, 2008, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc. (formerly Macquarie Securities (USA) Inc.), an affiliate of MCIM, and Four Corners, totaling $4,252.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2008, were $58,801,115, and $157,564,036, respectively.

                   5. REVOLVING CREDIT AND SECURITY AGREEMENT

The Fund entered into a Revolving Credit and Security Agreement with CRC Funding, LLC, as conduit lender, and Citigroup North America, Inc., as secondary lender, which provides for a revolving credit facility to be used as leverage for the Fund and is scheduled to terminate on May 15, 2009 and may be renewed annually. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Revolving Credit and Security Agreement is $95,000,000. For the year ended November 30, 2008, the average amount outstanding was $78,268,033. The high and low annual interest rates during the year ended November 30, 2008, were 5.23% and 2.66%, respectively, and the weighted average interest rate was 3.51%. The annual interest rate in effect at November 30, 2008 was 3.24%. The Fund pays a program fee of 0.75% and a liquidity fee of 0.50% per year. Such expenses are included in "Interest and fees on outstanding loan" on the Statement of Operations.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisors determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

In 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have substantial impact on the value of the Fund.

INDUSTRY CONCENTRATION RISK: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of Infrastructure Issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure Issuers, including utilities

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2008

and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund does not currently intend to reduce or hedge its exposure to non-U.S. currencies other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies and to hedge forward commitments.

SENIOR LOAN RISK: In the event a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

LOWER GRADE DEBT INSTRUMENTS: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Macquarie/First Trust Global Infrastructure/Utilities Dividend and Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2008, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Macquarie/First Trust Global Infrastructure/Utilities Dividend and Income Fund as of November 30, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


(Deloitte & Touche LLP)

Chicago, Illinois
January 23, 2009

ADDITIONAL INFORMATION

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710 in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2008, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                 TAX INFORMATION

Of the ordinary income distributions made by the Fund during the year ended November 30, 2008, 0.247% qualifies for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 100% of the ordinary income distributions for the year ended November 30, 2008.

Since the Fund met the requirements of Section 853 of the Code, the Fund hereby elects to pass through to its shareholders credits for foreign taxes paid. The total per share amount of income received by the Fund from sources within foreign countries and possessions of the United States is $1.66 (representing a total of $15,030,412). The total amount of taxes paid to such countries is $0.08 per share (representing a total of $710,458) for the year ended November 30, 2008.

For the year ended November 30, 2008, the amount of long-term capital gain distributions designated by the Fund was $46,383,743, which is taxable at a maximum rate of 15% for federal income tax purposes.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund (formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunities Fund) and First Trust Active Dividend Income Fund and shareholders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund was held on April 14, 2008. At the Annual Meeting, Trustee Robert F. Keith was elected for a three-year term. The number of votes cast in favor of Mr. Keith was 8,296,460, the number of votes against was 103,005 and the number of abstentions was 611,450. James A. Bowen, Richard
E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the current and continuing Trustees.

BOARD OF TRUSTEES AND OFFICERS

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2008 (UNAUDITED)

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN                OTHER
                                                                                      THE FIRST TRUST          TRUSTEESHIPS OR
 NAME, ADDRESS, DATE OF BIRTH    TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS         FUND COMPLEX            DIRECTORSHIPS
  AND POSITION WITH THE FUND    LENGTH OF SERVICE(1)       DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
-----------------------------   --------------------   --------------------------   -------------------   ------------------------

                                                      INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee    -   Two Year Term      Physician; President,                 60           None
c/o First Trust Advisors L.P.                          Wheaton Orthopedics;
120 E. Liberty Drive,           -   Since Fund         Co-owner and Co-
   Suite 400                        Inception          Director (January 1996
Wheaton, IL 60187                                      to May 2007), Sports
D.O.B.: 04/51                                          Med Center for Fitness;
                                                       Limited Partner,
                                                       Gundersen Real Estate
                                                       Partnership; Limited
                                                       Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       -   Two Year Term      Senior Vice President and             60           Director of ADM
c/o First Trust Advisors L.P.                          Chief Financial Officer                            Investor Services, Inc.
120 E. Liberty Drive,           -   Since Fund         (May 2007 to Present),                             and Director of Archer
   Suite 400                        Inception          Vice President and Chief                           Financial Services, Inc.
Wheaton, IL 60187                                      Financial Officer (1990 to
D.O.B.: 11/57                                          May 2007), ADM
                                                       Investor Services, Inc.
                                                       (Futures Commission
                                                       Merchant); President
                                                       (May 2005 to Present),
                                                       ADM Derivatives, Inc.;
                                                       Registered Representative
                                                       (2000 to Present),
                                                       Segerdahl & Company,
                                                       Inc., a FINRA member
                                                       (Broker-Dealer)

Robert F. Keith, Trustee        -   Three Year Term    President (2003 to                    60           None
c/o First Trust Advisors L.P.                          Present), Hibs Enterprises
120 E. Liberty Drive,           -   Since June 2006    (Financial and
   Suite 400                                           Management Consulting);
Wheaton, IL 60187                                      President (2001 to 2003),
D.O.B.: 11/56                                          Aramark Management
                                                       Services; President and
                                                       Chief Operating Officer
                                                       (1998 to 2003),
                                                       ServiceMaster
                                                       Management Services

----------
(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2008 (UNAUDITED)

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN                OTHER
                                                                                      THE FIRST TRUST          TRUSTEESHIPS OR
 NAME, ADDRESS, DATE OF BIRTH    TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS         FUND COMPLEX            DIRECTORSHIPS
  AND POSITION WITH THE FUND    LENGTH OF SERVICE(1)       DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
-----------------------------   --------------------   --------------------------   -------------------   ------------------------

                                                 INDEPENDENT TRUSTEES - (CONTINUED)

Niel B. Nielson, Trustee        -   Three Year Term    President (June 2002 to               60           Director of Covenant
c/o First Trust Advisors L.P.                          Present), Covenant                                 Transport Inc.
120 E. Liberty Drive,           -   Since Fund         College
   Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 03/54

                                                        INTERESTED TRUSTEE

James A. Bowen(2), Trustee,     -   Three Year         President, First Trust                60           Trustee of Wheaton
President, Chairman of the          Trustee Term and   Advisors L.P. and First                            College
Board and CEO                       Indefinite         Trust Portfolios L.P.;
120 E. Liberty Drive,               Officer Term       Chairman of the Board
   Suite 400                                           of Directors, BondWave
Wheaton, IL 60187               -   Since Fund         LLC (Software
D.O.B.: 09/55                       Inception          Development
                                                       Company/Broker-
                                                       Dealer/Investment
                                                       Advisor) and
                                                       Stonebridge Advisors
                                                       LLC (Investment
                                                       Advisor)

        NAME, ADDRESS           POSITION AND OFFICES       TERM OF OFFICE AND                    PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH               WITH FUND             LENGTH OF SERVICE                      DURING PAST 5 YEARS
-----------------------------   --------------------   --------------------------   ----------------------------------------------

                                                  OFFICERS WHO ARE NOT TRUSTEES(3)

Mark R. Bradley                 Treasurer,             -   Indefinite Term          Chief Financial Officer, First Trust
120 E. Liberty Drive,           Controller, Chief                                   Advisors L.P. and First Trust
   Suite 400                    Financial Officer      -   Since Fund               Portfolios L.P.; Chief Financial
Wheaton, IL 60187               and Chief                  Inception                Officer, BondWave LLC (Software
D.O.B.: 11/57                   Accounting Officer                                  Development Company/Broker-
                                                                                    Dealer/Investment Advisor) and
                                                                                    Stonebridge Advisors LLC
                                                                                    (Investment Advisor)

----------
(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2008 (UNAUDITED)

        NAME, ADDRESS           POSITION AND OFFICES       TERM OF OFFICE AND                    PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH               WITH FUND             LENGTH OF SERVICE                      DURING PAST 5 YEARS
-----------------------------   --------------------   --------------------------   ----------------------------------------------

                                           OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)

James M. Dykas                  Assistant Treasurer    -   Indefinite Term          Senior Vice President (April 2007 to
120 E. Liberty Drive,                                  -   Since December 2005      Present), Vice President (January
   Suite 400                                                                        2005 to April 2007), First Trust
Wheaton, IL 60187                                                                   Advisors L.P. and First Trust
D.O.B.: 01/66                                                                       Portfolios L.P.; Executive Director
                                                                                    (December 2002 to January 2005),
                                                                                    Vice President (December 2000 to
                                                                                    December 2002), Van Kampen Asset
                                                                                    Management and Morgan Stanley
                                                                                    Investment Management

Christopher R. Fallow           Assistant Vice         -   Indefinite Term          Assistant Vice President (August
120 E. Liberty Drive,           President              -   Since December 2006      2006 to Present), Associate (January
   Suite 400                                                                        2005 to August 2006), First Trust
Wheaton, IL 60187                                                                   Advisors L.P. and First Trust
D.O.B.: 04/79                                                                       Portfolios L.P.; Municipal Bond
                                                                                    Trader (July 2001 to January 2005),
                                                                                    BondWave LLC (Software
                                                                                    Development Company/Broker-
                                                                                    Dealer/Investment Advisor)

W. Scott Jardine                Secretary and Chief    -   Indefinite Term          General Counsel, First Trust Advisors
120 E. Liberty Drive,           Compliance Officer     -   Since Fund               First Trust Portfolios L.P.;
   Suite 400                                               Inception                Secretary, BondWave LLC (Software
Wheaton, IL 60187                                                                   Development Company/Broker-
D.O.B.: 05/60                                                                       Dealer/Investment Advisor) and
                                                                                    Stonebridge Advisors LLC
                                                                                    (Investment Advisor)

Daniel J. Lindquist             Vice President         -   Indefinite Term          Senior Vice President (September
120 E. Liberty Drive,                                  -   Since December 2005      2005 to Present), Vice President
   Suite 400                                                                        (April 2004 to September 2005), First
Wheaton, IL 60187                                                                   Trust Advisors L.P. and First Trust
D.O.B.: 02/70                                                                       Portfolios L.P.; Chief Operating
                                                                                    Officer (January 2004 to April 2004),
                                                                                    Mina Capital Management, LLC;
                                                                                    Chief Operating Officer (April 2000
                                                                                    to January 2004), Samaritan Asset
                                                                                    Management Services, Inc.

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2008 (UNAUDITED)

        NAME, ADDRESS           POSITION AND OFFICES       TERM OF OFFICE AND                    PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH               WITH FUND             LENGTH OF SERVICE                      DURING PAST 5 YEARS
-----------------------------   --------------------   --------------------------   ----------------------------------------------

                                           OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)

Coleen D. Lynch                 Assistant Vice         -   Indefinite Term          Assistant Vice President (January
120 E. Liberty Drive,           President              -   Since July 2008          2008 to Present), First Trust Advisors
   Suite 400                                                                        L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                                                   Vice President (May 1998 to January
D.O.B.: 07/58                                                                       2008), Van Kampen Asset
                                                                                    Management and Morgan Stanley
                                                                                    Investment Management

Kristi A. Maher                 Assistant Secretary    -   Indefinite Term          Deputy General Counsel (May 2007
120 E. Liberty Drive,                                  -   Since July 2004          to Present), Assistant General
   Suite 400                                                                        Counsel (March 2004 to May 2007),
Wheaton, IL 60187                                                                   First Trust Advisors L.P. and First
D.O.B.: 12/66                                                                       Trust Portfolios L.P.; Associate
                                                                                    (December 1995 to March 2004),
                                                                                    Chapman and Cutler LLP

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2008 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     -    Information about your transactions with us, our affiliates or others;

     - Information we receive from your inquiries by mail, e-mail or telephone; and

     - Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     - In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     - We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300,
Los Angeles, CA 90071

ADMINISTRATOR
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicom Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item's instructions.

     (d) The Registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $99,000 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

     (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $2,700 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008. These fees were for additional audit work.

          Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $2,700 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008. These fees were for additional audit work.

     (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,350 for the fiscal year ended November 30, 2007 and $4,250 for the fiscal year ended November 30, 2008. These fees were for tax consultation.

          Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

     (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

          All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

          (b)  0%

          (c)  0%

          (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2007, were $4,350 for the registrant and $7,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2008, were $4,250 for the registrant and $12,143 for the registrant's investment adviser.

     (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                           FIRST TRUST ADVISORS, L.P.
  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             PROXY VOTING GUIDELINES

     First Trust Advisors, L.P. ("First Trust") serves as investment adviser providing discretionary investment advisory services for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"). Macquarie Fund Adviser, LLC ("MFA") serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the "Core Component"). Four Corners Capital Management, LLC serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the "Senior Loan Component"). As part of these services, First Trust has full responsibility for proxy voting and related duties with respect to the Senior Loan Component, and MFA has full responsibility for proxy voting and related duties with respect to the Senior Loan Component. In fulfilling these duties, First Trust and the Fund have adopted the following policies and procedures:

     1. It is First Trust's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

     2. First Trust shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

     3. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to First Trust on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. First Trust has adopted these ISS Proxy Voting Guidelines.

     4. With respect to proxies received for the Core Component, First Trust shall review the ISS recommendations and forward such recommendations to MFA for review. First Trust generally will vote the proxies in accordance with ISS recommendations. MFA may request that First Trust not vote in accordance with the ISS guidelines and First Trust may review and follow such request, unless First Trust determines that it is unable to follow such request. With respect to proxies received for the Senior Loan Component, First Trust shall review the ISS recommendations and generally will vote the proxies in accordance with ISS recommendations. Not withstanding the foregoing, First Trust may not vote in accordance with ISS recommendations if First Trust believes that the specific ISS recommendation is not in the best interests of the Fund.

     5. If First Trust manages the assets or pension fund of a company and any of First Trust's clients hold any securities in that company, the First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if First Trust has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, First Trust shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

     6. If the Fund requests First Trust to follow specific voting guidelines or additional guidelines, First Trust shall review the request and follow such guidelines, unless First Trust determines that it is unable to follow such guidelines. In such case, First Trust shall inform the Fund that it is not able to follow the Fund's request.

     7. First Trust may have clients in addition to the Fund which have provided First Trust with discretionary authority to vote proxies on their behalf. In such cases, First Trust shall follow the same policies and procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the registrant's sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Jon Fitch and Justin Lannen are co-portfolio managers responsible for the day-to-day management of the Core Component of the registrant.

                                                      Length of
      Name                       Title                 Service         Business Experience Past 5 Years
----------------   --------------------------------   --------     ----------------------------------------
1. Jon Fitch       Chief Executive Officer for MCIM   14 years     Jon has been CIO of MFG Infrastructure
                                                                   Securities* and portfolio manager of the
                                                                   Fund and the 14 other funds in the MFG
                                                                   Global Listed Infrastructure Strategy
                                                                   since inception of the Fund in 2004.
                                                                   Jon joined Macquarie in 1995.

2. Justin Lannen   Portfolio Manager for MCIM         2 years      Justin has been a portfolio manager of
                                                                   the Fund as well as 8 other funds in the
                                                                   MFG Global Listed Infrastructure
                                                                   Strategy since joining Macquarie in 2007.
                                                                   Prior to joining Macquarie, Justin was
                                                                   the portfolio manager for the $A1.4
                                                                   billion Colonial First State Industrial
                                                                   Share Fund.

* MFG Infrastructure Securities is the marketing name of a separate asset management business unit that is part of Macquarie Funds Group ("MFG") and is within Macquarie Group Limited. MFG Infrastructure Securities includes Macquarie Capital Investment Management (Australia) Limited ("MCIMAL") and Macquarie Capital Investment Management LLC ("MCIM").

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

    OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

                                                                                              No. of Accounts     Total Assets in
                                                                  Total                       where Advisory       Accounts where
  Name of Portfolio                                          No. of Accounts                  Fee is Based on     Advisory Fee is
Manager or Team Member              Type of Accounts             Managed       Total Assets     Performance     Based on Performance
----------------------   ---------------------------------   ---------------   ------------   ---------------   --------------------
1. John Fitch            Registered Investment Companies:            1          $  337.7M            0                $     0
                         Other Pooled Investment Vehicles:          10          $1,024.8M            3                $378.3M
                         Other Accounts:                             3          $   80.6M            0                $     0

2. Justin Lannen         Registered Investment Companies:            1          $  337.7M            0                $     0
                         Other Pooled Investment Vehicles:           4          $  163.6M            1                $ 52.6M
                         Other Accounts:                             3          $   80.6M            0                $     0

Information provided as of November 30, 2008

The Advisory fees for these accounts where the advisory fee is based on performance include a base management fee and a performance fee over a specified hurdle rate.

POTENTIAL CONFLICTS OF INTERESTS

MCIM adopted policies designed to prevent such conflicts, including policies regarding best execution, daily monitoring of trading and allocation.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Compensation consists of fixed remuneration in the form of a base salary, variable (at risk) performance pay in the form of an annual profit share allocation and a long term incentive in the form of options (applies to Director level employees only). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from 1 July of that year. The discretionary profit sharing pool is allocated to business areas based primarily on relative contribution to profits taking into account capital usage, and then to individuals with the business areas. Allocations to individuals are based on their performance contribution over the year to 31 March. As part of the annual remuneration review cycle, Directors are entitled to receive an allocation of options based on their performance over the year. The Group uses options to provide a long term equity incentive for senior staff and ensures significant alignment with shareholder interests over the long term.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

The information below is as of November 30, 2008

                 Dollar ($) Range of Fund
     Name       Shares Beneficially Owned
-------------   -------------------------
John Fitch                 $0
Justin Lannen              $0

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Four Corners manages multiple portfolios comprised principally of U.S. dollar denominated, floating-rate, senior secured, commercial and industrial loans and notes, loan-based swaps, and other debt instruments, and may manage portfolios that include high yield bonds and/or credit derivatives. Robert I. Bernstein, Managing Director and Chief Investment Officer of Four Corners, and Drew R. Sweeney, Senior Vice President of Four Corners, are co-portfolio managers. Drew
R. Sweeney was designated a co-portfolio manager of the registrant upon the announcement of resignation of Michael P. McAdams from Four Corners on February 6, 2009. The co-portfolio managers are supported in their portfolio management activities by the Four Corners investment staff. Four Corners' investment analysts are assigned loans within specific industries and report to the Chief Investment Officer. Mr. Bernstein has been Managing Director and Chief Investment Officer of Four Corners since 2001. Mr. Sweeney has been Senior Vice President of Four Corners since 2005. Prior to that, Mr. Sweeney was a Vice President and Analyst at American Express Asset Management Group.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

     OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

                                                                                                               Total Assets for
                                                                                            # of Accounts      which Advisory
                                                               Total                         Managed for       Fee is Based on
  Name of Portfolio                                        # of Accounts  Total Assets  which Advisory Fee is     Performance
Manager or Team Member          Type of Accounts              Managed      ($millions)   Based on Performance     ($millions)
----------------------  ---------------------------------  -------------  ------------  ---------------------  -----------------
1. Robert I. Bernstein  Registered Investment Companies:         2         $  481.27M             0                $       0
                        Other Pooled Investment Vehicles:        4         $1,134.97M             4                $1,134.97M
                        Other Accounts:                          8         $1,395.45M             0                $       0

2. Drew R. Sweeney      Registered Investment Companies:         2         $  481.27M             0                $       0
                        Other Pooled Investment Vehicles:        0         $       0              0                $       0
                        Other Accounts:                          1         $   83.84M             0                $       0


Information provided as of November 30, 2008

POTENTIAL CONFLICTS OF INTERESTS

In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Bonuses for all employees, including the Portfolio Managers, are discretionary. In addition, the Portfolio Managers have stock options of Macquarie Group Limited. These options are in varying amounts and are subject to certain vesting and other provisions of the Macquarie option plan. Finally, the Portfolio Managers are Members of the entity recently purchased by Macquarie Group Limited, and there are certain payments associated with that purchase which will be paid over time. A portion of those payments is based on achieving certain revenue targets.

The Portfolio Managers' salaries are set at certain levels and may be raised at the discretion of Macquarie Group Limited. Bonuses are entirely discretionary, and are likely to be related to, among other things, business unit profitability and personal performance. Compensation is determined without regard to the performance of any one particular fund. The Portfolio Managers have no direct incentive to take undue risks when individual fund performance is lagging.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

          The information below is as of November 30, 2008:

Name of Portfolio Manager or   Dollar ($) Range of Fund Shares
         Team Member                  Beneficially Owned
----------------------------   -------------------------------
Robert I. Bernstein                           $0
Drew R. Sweeney                               $0

(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 26, 2009


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date January 26, 2009

* Print the name and title of each signing officer under his or her signature.